Subsequent Events	9 Months Ended
Sep. 30, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
The Company has evaluated subsequent events through the filing of this Quarterly Report on Form 10-Q and determined that there have not been any events that have occurred that would require adjustments to disclosures in the consolidated financial statements except the following disclosures:
Share Repurchases
On October 30, 2019, the Company repurchased 446,830 shares of common stock for approximately $7.8 million, at an average price per share of $17.50 pursuant to the SRP. The repurchases reflect all repurchase requests made in good order following the death or qualifying disability of stockholders during the period commencing January 1, 2019 up to and including June 30, 2019. See Note 8 — Common Stock for additional information on the SRP.
Fannie Mae Master Credit Facilities Interest Rate Caps
On October 30, 2019, the Company entered into two new interest rate cap agreements, effective November 1, 2019 for a total notional amount of $88.7 million.  The two interest rate caps agreements extend three existing interest rate caps set to mature on the same date and are not designated as hedges.
Mortgage Repayments
In October 2019, the Company repaid its Courtyard Fountains - Gresham, OR mortgage with a gross outstanding loan amount of $23.5 million and added the property to the borrowing base under the Credit Facility. Additionally, the Company repaid the Bridge Loan mortgage with a gross outstanding loan amount of $18.6 million and added nine of the 15 properties securing the Bridge Loan to the borrowing base under the Credit Facility. These repayments were financed using proceeds from a $42.1 million draw on the Revolving Credit Facility.